Exhibit 32.2

CFO CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 USC §1350)

In connection with Amendment No. 1 on Form 10-Q/A to the Quarterly Report of Digital River, Inc. for the quarter ended June 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Stefan B. Schulz, the Chief Financial Officer of Digital River, Inc. (the “Company”), hereby certifies that, to the best of his knowledge:

1.     The Company’s Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, the undersigned has set his hand hereto as of the 23rd day of January 2013.

/s/ Stefan B. Schulz

Stefan B. Schulz
Chief Financial Officer
(Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to Digital River, Inc. and will be retained by Digital River, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.